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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ______________________________



       Date of report (Date of earliest event reported): October 17, 2003



                          BRIDGE STREET FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                    000-50105                  13-4217332
(State or other jurisdiction of     (Commission File            (IRS Employer
        incorporation)                  Number)              Identification No.)



                  44 East Bridge Street, Oswego, New York 13126
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (315) 343-4100



                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 1-6.         NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

(c)               The following exhibits are filed with this Report:

Exhibit No.       Description
-----------       -----------

99.1 Press release issued by Bridge Street Financial, Inc. (the "Company") on October 17, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

ITEM 8.           NOT APPLICABLE.

ITEM 9.           REGULATION FD

                  The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

                  On October 17, 2003, the Company announced its earnings for the third quarter of the 2003 fiscal year. A copy of the press release dated October 17, 2003, describing third quarter earnings is attached as Exhibit 99.1.

ITEM 10-11.       NOT APPLICABLE.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  See Item 9 per SEC Release 33-8216, March 27, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  BRIDGE STREET FINANCIAL, INC.




                                  By: /s/ Gregory J. Kreis
                                      -----------------------------------------
                                  Name:   Gregory J. Kreis
                                  Title:  President and Chief Executive Officer

Date: October 23, 2003

                                  EXHIBIT INDEX

     EXHIBIT NO.                                    DESCRIPTION
     -----------                                    -----------
         99.1                          Press Release dated October 17, 2003.